UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        September 1, 2004
                (Date of Earliest Event Reported)


                        VIEW SYSTEMS, INC.
(Exact name of small business issuer as specified in its charter)

              Nevada                0-30178                59-2928366
   (State of incorporation)  (Commission File Number)   (I.R.S. Employer
                                                       Identification No.)


                         1100 Wilso Drive
                    Baltimore, Maryland  21223
             (Address of principal executive offices)


                          (410) 646-3000
                    Issuer's telephone number

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ITEM 8.01  OTHER EVENTS


Form SB-2 Registration Statement Declared Effective

The Securities and Exchange Commission (the "SEC") has granted acceleration of the effective date of View Systems, Inc.'s registration statement on Form SB-2, File No. 333-118043, which was filed with the SEC on August 9, 2004.
The Form SB-2, as amended, was declared effective without review by the SEC at 11:00 a.m. Eastern time, Wednesday, September 1, 2004.

The registration statement registered 18,621,050 shares of our common stock under the Securities Act of 1933. These registered shares may be sold from time to time at the discretion of the selling stockholders, who are named in the prospectus. We will not receive any proceeds from the sales of this common stock.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                     VIEW SYSTEMS, INC.

                                      /s/ Gunther Than
Date:   September 1,  2004       By: _________________________________
                                     Gunther Than
                                     Chief Executive Officer, Treasurer
                                     and Director